EXHIBIT 96

09 May 2006

Pirelli Finance (Luxembourg) S.A.
Luxembourg

                            Share Forward Transaction
                               (Our Ref: 10889652)

Dear Sirs,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Banca Caboto s.p.a., Milan ("Party A") and Pirelli Finance (Luxembourg) S.A., Luxembourg ("Party B") on the Trade Date specified below (the "Transaction"). This latter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete binding agreement between you and us to the terms of the Transaction to which this Confirmation relates.

If the parties have not executed and delivered an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without a Schedule except for the election of English Law as the governing law and euro as the Termination Currency) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this confirmation will prevail for the purpose of this Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

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General Terms:
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     Trade Date:                        20 April 2006
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     Seller:                            Party A
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
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     Buyer:                             Party B
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     Shares:                            The ordinary Shares of Telecom Italia
                                        S.p.A. (the "Issuer") ISIN Code
                                        IT0003497168
--------------------------------------- ----------------------------------------
     Number of Shares:                  134,957,885
--------------------------------------- ----------------------------------------
     Forward Price:                     (euro)2.367832
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     Exchange:                          Milan Stock Exchange
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     Related Exchange(s):               Italian Derivatives Marker ("IDEM")
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Clearance System:                       The principal domestic clearance system
                                        customarily used for settling trades in
                                        the Share on the Settlement Date.
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Settlement Terms:
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     Physical Settlement:               Applicable
--------------------------------------- ----------------------------------------
     Settlement Currency:               EUR
--------------------------------------- ----------------------------------------
     Settlement Date:                   24 April 2007
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     Settlement Method Election:        Not Applicable
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     Settlement Price:                  Forward Price
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Share Adjustments:
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     Method of Adjustment:              Calculation Agent Adjustment
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Extraordinary Events:
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Consequences of Merger Events:
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         Share-for-Share:               Alternative Obligation
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         Share-for-Other:               Alternative Obligation
--------------------------------------- ----------------------------------------
         Share-for-Combined:            Alternative Obligation
--------------------------------------- ----------------------------------------
Tender Offer:                           Applicable
--------------------------------------- ----------------------------------------

--------------------------------------- ----------------------------------------
Consequences of Tender Offers:
--------------------------------------- ----------------------------------------
         Share-for-Share:               Calculation Agent Adjustment
--------------------------------------- ----------------------------------------
         Share-for-Other:               Calculation Agent Adjustment
--------------------------------------- ----------------------------------------
         Share-for-Combined:            Calculation Agent Adjustment
--------------------------------------- ----------------------------------------
Determining Party:                      Buyer and Seller
--------------------------------------- ----------------------------------------
Composition of Combined Consideration:  Not Applicable
--------------------------------------- ----------------------------------------
Nationalization, Insolvency or
 Delisting:                             Cancellation and Payment, provided that
                                        it is intended and agreed between the
                                        parties that in no circumstance shall a
                                        "dissolution" of the Issuer occurring in
                                        connection with or deriving from a
                                        Merger Event constitute or be construed
                                        as "Insolvency".
--------------------------------------- ----------------------------------------
Determining Party:                      Buyer and Seller
--------------------------------------- ----------------------------------------
Additional Disruption Events:
--------------------------------------- ----------------------------------------
Failure to Deliver:                     Applicable
--------------------------------------- ----------------------------------------
Receiving Party:                        Buyer
--------------------------------------- ----------------------------------------
Determining Party:                      Buyer
--------------------------------------- ----------------------------------------
Non-Reliance:                           Applicable
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Agreements and Acknowledgments
 Regarding Hedging Activities:          Applicable
--------------------------------------- ----------------------------------------

Additional Acknowledgments:             Applicable
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ADDITIONAL TERMS
--------------------------------------- ----------------------------------------
Calculation Agent:                      The Seller
--------------------------------------- ----------------------------------------
Forward Price Adjustment:               The Forward Price will be adjusted by
                                        the Calculation Agent to account for all
                                        Dividends or Extraordinary Dividends
                                        undisclosed at the Trade Date for which
                                        the date on which the Issuer pays the
                                        Dividend Amount to holders of record of
                                        the Shares occurs before or on the
                                        Settlement Date.
--------------------------------------- ----------------------------------------

--------------------------------------- ----------------------------------------
Right to Early Termination:             The Buyer may (at its sole and absolute
                                        discretion) give notice (an "Early
                                        Termination Notice") (which shall be
                                        oral telephonic notice, if practicable,
                                        and otherwise written notice) to the
                                        Seller no later than 17:00 hours, London
                                        time, on any Notice Date (as defined
                                        below) of an early termination of this
                                        Transaction in whole or in part only (an
                                        "Early Termination"). The Buyer shall
                                        state in such notice (i) the date on
                                        which any such Early Termination is to
                                        be effected (the "Early Termination
                                        Valuation Date"), which shall be at
                                        least seven (7) Scheduled Trading Days
                                        after the Notice Date, but shall be no
                                        later than the seventh Scheduled Trading
                                        Day preceding the Settlement Date, and
                                        (ii) whether this Transaction is to be
                                        terminated in whole or in part only and,
                                        in the case of a partial termination,
                                        that portion of the Transaction which is
                                        subject to such partial termination. The
                                        Buyer will execute and deliver a written
                                        confirmation confirming the substance of
                                        any telephonic notice within one
                                        Exchange Business Day of that notice.
                                        Failure to provide that written
                                        confirmation will not affect the
                                        validity of the telephonic notice.
--------------------------------------- ----------------------------------------
                                        Upon the giving of an Early Termination
                                        Notice, the Calculation Agent shall
                                        provide the parties on the Early
                                        Termination Valuation Date with a
                                        quotation for the Early Termination (an
                                        "Early Termination Quotation") of this
                                        Transaction or of that part of this
                                        Transaction which is subject to the
                                        Early Termination Notice. On the third
                                        Currency Business Day following the
                                        Early Termination Valuation Date (the
                                        "Early Termination Settlement Date") the
                                        Buyer will pay to the other party an
                                        amount equal to the Early Termination
                                        Quotation and in consideration of such
                                        payment, the Seller shall delivery to
                                        the Buyer the relevant Number of Shares.
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
                                        "Notice Date" means, any date from and
                                        including 12 July 2006 to, and
                                        including, the seventh Scheduled
                                        "Trading Day preceding the Settlement
                                        Date."
--------------------------------------- ----------------------------------------
                                        "Early Termination Quotation" means an
                                        amount as determined by the Calculation
                                        Agent on the Early Termination Valuation
                                        Date and based on the residual number of
                                        days to the Settlement Date, the
                                        relevant interest rate fixed on the
                                        Early Termination Valuation Date and any
                                        Forward Price Adjustment.
--------------------------------------- ----------------------------------------
                                        In the case of an early termination of
                                        part of the Transaction only, the
                                        Calculation Agent will make such
                                        adjustments to the Number of Shares or
                                        any other variable relevant to the
                                        settlement or payment terms of this
                                        Transaction as it in good faith
                                        determines appropriate to take account
                                        of such partial early termination.
--------------------------------------- ----------------------------------------
Additional Termination Event:           The occurrence of the following event
                                        shall constitute an Additional
                                        Termination Event with respect to Party
                                        B, which will be the sole Affected
                                        Party:
                                        - if Pirelli & C. SpA. fails to retain
                                        the control (directly or indirectly)
                                        whether by ownership of an amount of
                                        shares or by ownership of other
                                        securities or contracts, of the majority
                                        of the voting rights in Party B.
--------------------------------------- ----------------------------------------
Account Details:
--------------------------------------- ----------------------------------------
Account for payments to Party A:        To be advised
--------------------------------------- ----------------------------------------
Account for payments to Party B:        Pirelli Finance (Luxembourg) SA
                                        Credit Suisse First Boston
                                        IBAN CH07 0483 5091 9790 12 000
                                        Via Deutsche Bank AG, Frankfurt
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
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Offices:
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           (a) The Office of Party A for the Transaction is Milan; and
           (b) The Office of Party B for the Transaction is Luxembourg.
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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

Yours faithfully,

Banca Caboto s.p.a.,
Milan

----------------------------------------  --------------------------------------

By:    /s/ Enrico Rasciguo                By:    /s/ Paolo Ponzani
       -------------------------------           -------------------------------
Name:  Enrico Rasciguo                    Name:  Paolo Ponzani
Title: Head of Middle Office              Title: Head of Corporate Equity
                                                 Derivatives
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Confirmed as of the date first written,
Pirelli Finance (Luxembourg) S.A.
Luxembourg

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By:    /s/ Bernard Hoffert                By:    /s/ [illegible]
       ---------------------------------         -------------------------------
Name:  Bernard Hoffert                    Name:  [illegible]
Title: Director                           Title: Director
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